                                                                   Exhibit 3-261
--------------------------------------------------------------------------------

DSC8204 (Rev. 81)                                      PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
             ARTICLES OF INCORPORATION                 |XX| DOMESTIC BUSINESS CORPORATION                            FEE
                                                                                                                     $ 75.00
                                                       |_|  DOMESTIC BUSINESS CORPORATION
            COMMONWEALTH OF PENNSYLVANIA                    A CLOSE CORPORATION - COMPLETE BACK
     DEPARTMENT OF STATE -- CORPORATION BUREAU         |_|  DOMESTIC PROFESSIONAL CORPORATION
  308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120           ENTER BOARD LICENBE NO.
-----------------------------------------------------------------------------------------------------------------------------------

010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT
    UNDER 15 P3.2908 B)
      Dough Ventures, Inc.
-------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
    ACCEPTABLE)
    904 Bryant Street
-------------------------------------------------------------------------------
012 CITY             033 COUNTY              013 STATE              064 ZIP CODE
    Stroudsburg      (45) Monrose Country    Pennsylvania           18360
-------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

To engage in and do any lawful Act concerning any or all lawful business for which corporations may be incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania.


(ATTACH 81/2 x 11 SHEET IF NECESSARY
-------------------------------------------------------------------------------
The Aggregate Number of Shares, Classes of Shares and Par Value of Shares which the Corporation Shall have AuthorIty to Issue:

                                                                              042 Total Authorised
040 Number and Class of Shares               041 Stated Par Value Per                Capital                031 Term of Existence
10,000 shares - common                       Share If Any                           $5,000.00                     Perpetual
                                             no par value
------------------------------------------------------------------------------------------------------------------------------------
The Name and Address of Each Incorporator, and the Number and Class of Shares
Subscribed to by Each Incorporator:

                          061, 062
060 Name                  063, 064 Address    (Street, City, State, Zip Code)                           Number & Class of Shares
------------------------------------------------------------------------------------------------------------------------------------
Charles L. Wilson         904 Bryant Street, Stroudsburg, PA 18360                                           1 share common
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               (ATTACH 81/2 x 11 SHEET IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------

  IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 15th DAY OF July 1986.

                                              /s/ Charles L. Wilson
-----------------------------                  ---------------------------------
                                              Charles L.Wilson

-----------------------------                 ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            - FOR OFFICE USE ONLY -
------------------------------------------------------------------------------------------------------------------------------------

030 FILED                      002 CODE                 003 REV BOX             SEQUENTIAL NO.          100 MICROFILM NUMBER
                                                                                2230                    86431780
                              --------------------      ----------------         ---------------         ---------------------------
                              REVIEWED BY               004 SICC                AMOUNT                  001 CORPORATION NUMBER
                              /s/ graphic                                       $ 75                    930490
       JUL 16 1986                                      ----------------        ----------------        ----------------------------
                              DATE APPROVED             CERTIFY TO              INPUT BY                LOG IN      LOG IN (REFILE)
[Graphic Sig  Omitted]                                                          REV. o
   Secretary of the           --------------------      |x| L & I               ----------------        ----------------------------
     Commonwealth             DATE REJECTED             | | OTHER               VERIFIED BY             LOG OUT     LOG OUT (REFILE)
  Department of State                                                           SK7/22
    Commonwealth of           --------------------
     Pennsylvania             MAILED BY DATE

                                                                       86431781

                          Commonwealth of Pennsylvania

                              Department of State

                                [Graphic Omitted]

                          CERTIFICATE OF INCORPORATION

                  Office of the Secretary of the Commonwealth

              To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                              DOUGH VENTURES, INC

Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

   Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                                Given under my Hand and the Great Seal of the
 [Graphic Crest Omitted]              Commonwealth, at the City of Harrisburg,
                                      this 16th day of July in the year of our Lord one thousand nine hundred and eighty-six and of the Commonwealth the two hundred eleventh


                                     /s/ {Grpahic Signature Omitted]
                                      -----------------------------------------
                                            Secreatry of the Commonwealth


                                                                        0930493

WILLIAM B CRAMER FSQ
711 SARAH ST
STROUDSBURG, PA 18360

APPLICANT'S ACC'T NO                         9001 851                       Filed this 16th day of
DSCB:BCL-808 (Rev. 8.72)            --------------------------              January 1990
Filing Fee:$40                         (Line for numbering)                 Commonwealth of Pennsylvania
AB-2                                        9o0493-002                      Department of State
Articles of                        COMMONWEALTH OF PENNSYLVANIA
Amendment-                              DEPARTMENT OF STATE                 /s/ [Graphic Signature Omitted]
Domestic Business Corporation           CORPORATION BUREAU                  ----------------------------------
                                                                            Secretary of the Commonwealth
                                                                            (Box for Certification)

   In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. ss.1806), the undersigned corporation, desiring to amend its articles, does hereby certify that:

1. The name of the corporation is:
   DOUGH VENTURES, INC.
--------------------------------------------------------------------------------
2. The location of its registered office in this Commonwealth is (the
   Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

   904 Bryant Street
-------------------------------------------------------------------------------
       (NUMBER)                                                  (STREET)

   Stroudsburg                     Pennsylvania                  18360
-------------------------------------------------------------------------------
     (CITY)                                                    (ZIP CODE)

3.   The statute by or under which it was incorporated is:

     Business Corporation Law, approved May 5, 1933, P.L. 364, as amended
-------------------------------------------------------------------------------
4.   The date of its incorporation is: July 16, 1986

5.   (Check, and if appropriate, complete one of the following):

     |_| The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time: The _________________day of _________________ 19________

     Place:
           ---------------------------------------------------------------------

     Kind and period of notice
                               -------------------------------------------------

--------------------------------------------------------------------------------
     |X| The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   All the time of the action of shareholders:

   (a) The total number of shares outstanding was:

       Fifty Two (52)
--------------------------------------------------------------------------------
   (b) The number of shares entitled to vote was:

       Fifty Two (52)
--------------------------------------------------------------------------------

                                    9001 852
DSCB:BCL-80b (Rev. B-72)-2

7.   In the action taken by the shareholders:

   (a) The number of shares voted in favor of the amendment was:
       not applicable
--------------------------------------------------------------------------------
   (b) The number of shares voted against the amendment was:

       not applicable
--------------------------------------------------------------------------------
8. The amendment adopted by the shareholders, set forth in full, is as follows:

       Change name of corporation to:

       SENIOR LIVING VENTURES, INC.

       Also change the principal Pennsylvania business activity to:

       "general business consulting"

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 21st day of December 1989.

Attest:/s/ Charles L. Wilson               DOUGH VENTURES, INC.
-------------------------------------      -------------------------------------
         (SIGNATURE)                             (NAME OF CORPORATION)

Secretary                                  By: /s/ Charles L. Wilson, President
-------------------------------------      -------------------------------------
(TITLE SECRETARY,                                       (SIGNATURE)
ASSISTANT SECRETARY ETC)
                                           By: /s/ graphic
                                           -------------------------------------
                                           (TITLE PRESIDENT, VICE PRESIDENT ETC)
(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

   A. Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of
      Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

   B. Any necessary governmental approvals shall accompany this form.

   C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

   D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

   E If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

   F. BCL ss.807 (15 P. S. ss.1807) requires that the corporation shall advertise its Intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, to be filed with the minutes of the corporation.

      [graphic omitted]

Microfilm Number ______        Filed with the Department of State on AUG 16 1994

Entity Number 930493                         /s/ [Graphic Signature Omitted]
                                             -----------------------------------
                                                Secretary of the Commonwealth

               ARTICLES OF MERGER - DOMESTIC BUSINESS CORPORATION

                             DSCB:15-1926 (Rev 91)

   In compliance with the requirements of 15 Pa. C.S. 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1. The name of the corporation surviving the merger is:
   Senior Living Ventures, Inc.
   -----------------------------------------------------------------------------

2. Check and complete one of the following::

   |X| The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

        904 Bryant Street         Stroudsburg        PA                   Monroe
    (a) ------------------------------------------------------------------------
        Number and Street           City             State        Zip     County
    (b) c/o: -------------------------------------------------------------------
              Name of Commercial Registered Office Provider               County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

   |_| The surviving corporation is a qualified foreign business corporation incorporated under the laws of ------- and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    (a) ------------------------------------------------------------------------
        Number and Street          City          State        Zip         County

    (b) c/o: -------------------------------------------------------------------
             Name of Commercial Registered Office Provider               County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be seemed the county in which the corporation is located for venue and official publication purposes.

   |_| The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of __________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

--------------------------------------------------------------------------------
   Number and Street               City          State        Zip         County

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

   Name of Corporation             Address of Registered Office or
                                   Name of Commercial Registered
                                   Office Provider                        County

    Senior Living Acquisition      CT Corporation System
    ----------------------------------------------------------------------------
    Corp.                          1635 Market Street
    ----------------------------------------------------------------------------
                                   Philadelphia, PA 19102
    ----------------------------------------------------------------------------

M. BURR KEIM COMPANY
(215) o 8113 (800) 533-8113

DSCB:15-1926 (Rev 91) - 2

4. (Check, and If appropriate complete, one of the following):

   |X| The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

   |_| The plan of merger shall be effective on _____________ at ___________
                                                     Date            Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

       Name of corporation                 Manner of adoption

       Senior Living Acquisition Corp.     Adopted by action of the Directors
                                           and Shareholders of
--------------------------------------------------------------------------------
       Senior Living Ventures, Inc.        the Corporation pursuant to 15 Pa.
                                           C.S. Section 1924(a) Adopted by
                                           action of the Directors and
                                           Shareholders of the corporation
                                           pursuant to 15 pa. C.S. Section
                                           1924(a)
-------------------------------------------------------------------------------

7.   (Check, and if appropriate complete, one of the following):

   |_| The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

   |_| Pursuant to 15 Pa.C.S. ss. 1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full In Exhibit A attached hereto and made a pan hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

       353 Pine Street, P.O. Box 513     Williamsport      PA             17703
--------------------------------------------------------------------------------
       Number and Street                 City              State           Zip

  IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this day of August 1994

     Senior Living Acquisition Corp.        Senior Living Ventures, Inc.
------------------------------------        ------------------------------------
       (Name of Corporation)                     (Name of Corporation)

BY: /s/ [Graphic Sig Omitted]               BY: /s/ [graphic omitted]
-------------------------------------       ------------------------------------
            (Signature)                               (Signature)

TITLE:.-------------------------------      TITLE-------------------------------

                                    9843-1145

Microfilm Number _________    Filed with the Department of State on JUN - 3 1998

Entity Number 930493                       /s/ [Graphic Signature Omitted]
                                           -------------------------------------
                                               Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE

                   DSCB:15-l507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

|X|   Domestic Business Corporation (15 Pa. C.S. ss. 1507)   |_|  Foreign Nonprofit Corporation (15 Pa. CS. ss. 6144)

      Foreign Business Corporation (15 Pa. C.S. ss. 1507)     |_|   Domestic Limited Corporation (15 Pa. C.S. ss. 8506)

|_|   Domestic Nonprofit Corporation (15 Pa. C.S. ss. 5507)

      In compliance with the requirements of the applicable provisions of 15 Pa. CS. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby sates that:

1. The name of the corporation or limited partnership is: Senior Living Ventures, Inc.
-------------------------------------------------------------------------------
2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

         904 Bryant Street      Stroudsburg      Pennsylvania    18360   Monroe
     (a) -----------------------------------------------------------------------
         Number and Street      City             State           Zip     County

     (b) c/o: ------------------------------------------------------------------
              Name of Commercial Registered Office Provider               County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete (a) or (b));
     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          101 East State Street,  Kennett Square     PA        19348     Chester
     (a) ----------------------------------------------------------------------
          Number and Street       City              State      Zip        County

     (b) The registered office of the corporation or limited partnership shall be provided by:

          c/o: ----------------------------------------------------------------
               Name of Commercial Registered Office Provider              County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA. - 429 - 10/1/92)
JUN - 3 98
PA Dept. of State

9843-1146

DSCB:1507/4I44/58o/6144/o(Rev. 90) - 2

4. (Strike out if a limited partnership): Such change was authorised by the Board of Directors of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 15th day of May, 1998.

                                 Senior Living Ventures, Inc.
                                 -----------------------------------------------
                                       Name of Corporation/Limited Partnership


                                       /s/ Ira C. Gubernick
                                 BY: -------------------------------------------
                                            (Signature) Ira C. Gubernick


                                        Secretary
                                 TITLE: ---------------------------------------